Exhibit 99.2

2007 YEAR END EARNINGS REVIEW Paul M. Barbas President and Chief Executive Officer John J. Gillen Senior Vice President and Chief Financial Officer February 22, 2008

1 2007 Year End Earnings Review Investor Relations Contact John J. Gillen Senior Vice President and Chief Financial Officer (937) 259-7033 john.gillen@dplinc.com Notice Regarding Forward-Looking Statement Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond DPL’s control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, gas and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development of Regional Transmission Organizations, including PJM to which DPL’s operating subsidiary has given control of its transmission functions; changes in DPL’s purchasing processes, delays and supplier availability; significant delays associated with large construction projects; growth in DPL’s service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

2 2007 Year End Earnings Review Investor Relations Contact John J. Gillen Senior Vice President and Chief Financial Officer (937) 259-7033 john.gillen@dplinc.com REG G Disclosure Today’s discussion contains certain non-GAAP financial measures as defined under SEC Regulation G. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (GAAP).

2007 Highlights February 22, 2008

4 2007 Year End Earnings Review Plant Name MW Capacity (DPL Share) Project Status DPL Operated Projects Killen 402 FGD In-Service Stuart Units 3-4 418 FGD, BDC February 2008 Stuart Units 1-2 418 FGD, BDC Mid- 2008 Partner Operated Projects Miami Fort 8 180 FGD In-Service Miami Fort 7 180 FGD In-Service Conesville 4 129 FGD, SCR April 2009 DPL’s early adoption of Chiyoda scrubber technology should result in scrubber projects below industry average on a cost per kW basis FGD Phase (Power Magazine 08/07) $/kW Operating $208 In-Service / Planned $319 In Construction $339 In Design $500 DPL Units $269 FGD (scrubbers) Update

Coal Blending Timeline
Killen Station

June 2007

- Killen scrubber became operational
- Coal testing process began
- Target date for test completion: **End of 1st quarter 2008**

3rd Quarter 2007

- Test burn of 1.5 – 1.7lb sulfur coal successfully completed
- Successfully completed testing of 100% Northern Appalachian (NAPP) coal
- Tested varying blends of 1.7lb SO2 coal and 4-5lb SO2 Illinois Basin (ILB) coal
- Target date for test completion: **End of 1st quarter 2008**

February 2008

- Currently testing ILB and Central Appalachia (CAPP) coal blends
- Continued testing to determine operational limits
- **Initial testing nearing completion**

Pre-Scrubber, Killen Station burned 1.2lb compliance coal. Killen expected to burn better than 2.5lb and closer to 5lb SO2 coal.

2007 Year End Earnings Review 5

6 2007 Year End Earnings Review Stuart Station Coal Blending Timeline Coal blend testing expected to begin March 2008 on Unit 4 6 to 9 month testing period Historically burned 1.6 pound sulfur coal at Stuart Post-scrubbers, expect to burn 2 to 4 pound sulfur coal

7 2007 Year End Earnings Review Emission Allowances SO2 Allowances Currently hold over 25,000 excess SO2 allowances Expect additional 5,000 – 10,000 SO2 allowances annually in excess of our environmental requirements 2008 market price for SO2 allowances is $400 - $450 per allowance Annual NOx Allowances Annual NOx season begins 1/1/2009 DPL has the ability to earn early reduction credits, which could provide approximately 3,000 Annual NOx allowances

8 2007 Year End Earnings Review Coal Hedging 58% 100%100% 25% 73% 100% 15% 37% 73% 0% 20% 40% 60% 80% 100% 2008 2009 2010 Committed Coal Burn Percentage Hedged for Entire Generation Fleet Aug-06 Aug-07 Feb-08 Fuel Update Note: “Committed burn” is the amount of coal required to generate electricity for DP&L’s full requirement load and any forward power sales. DPL anticipates limited spot coal purchases in 2008 to match spot coal generation sales.

9 2007 Year End Earnings Review Plant Performance 0 2 4 6 8 10 12 2006- Actual 2007- Actual 2008 - Est Equivalent Forced Outage Rate (EFOR) % 6,000 7,000 8,000 9,000 2006- Actual 2007- Actual 2008 - Est Generation (GWH) DPL Op* Partner Op *DPL Operated excludes Hutchings and peakers. 2007 generation output for Hutchings was up approximately 50% compared to 2006.

10 2007 Year End Earnings Review 2007 Corporate Highlights Set new peak demand of 3,270MW Settled litigation with former officers Completed the sale of Darby and Greenville peaking plants Dividend growth - 4% dividend increase announced in February 2007 - 6% dividend increase announced in December 2007 Credit ratings - DPL debt upgraded to investment grade by Standard and Poor’s in February 2007 - DPL debt now considered investment grade by all three major rating agencies

2008 Objectives February 22, 2008

12 2007 Year End Earnings Review 2008 Objectives Ohio Energy Bill - Maintain a true market option - Ability to invest in infrastructure with an appropriate return - Ability to recover expenses related to fuel, environmental and demand side management program costs Consistently improve plant performance at DPL and partner-operated generating facilities Successfully complete remaining scrubber installation at Stuart station by mid-2008 Remain steadfast on cost control - Non-scrubber related expenses anticipated to grow less than 3% annually Evaluate opportunities to deploy positive free cash flow

2007 Year End Earnings February 22, 2008

14 2007 Year End Earnings Review At December 31, 2007 and 2006 Earnings Per Share Diluted 2007 2006 2007 2006 Earnings from Continuing Operations 0.40 $ 0.04 $ 1.80 $ 1.03 $ Earnings from Discontinued Operations - $ 0.02 0.08 0.12 Total Diluted 0.40 $ 0.06 $ 1.88 $ 1.15 $ Average Diluted Shares Outstanding 117.2 117.6 117.8 121.9 (in millions) Basic 2007 2006 2007 2006 Earnings from Continuing Operations 0.43 $ 0.04 $ 1.97 $ 1.12 $ Earnings from Discontinued Operations - $ 0.03 0.09 0.12 Total Basic 0.43 $ 0.07 $ 2.06 $ 1.24 $ Average Basic Shares Outstanding 108.4 107.2 107.9 112.3 (in millions) Three Months Ended Twelve Months Ended December 31, December 31, Three Months Ended December 31, Twelve Months Ended December 31,

15 2007 Year End Earnings Review At December 31, 2007 and 2006 Non-GAAP Earnings Per Share Reconciliation 2007 2006 Diluted Earnings from Continuing Operations (GAAP) $1.80 $1.03 Exclude: Executive Litigation Settlement (0.17) - AEGIS Insurance Recovery (0.07) - Gain on Corporate Aircraft Sale (0.03) - Charge for Peaking Plant Impairment - 0.37 Diluted Earnings from Continuing Operations (Non-GAAP) $1.53 $1.40

16 2007 Year End Earnings Review Key Drivers of Non-GAAP 2007 Earnings Revenues(1) increased 9% or $122.2 million; Lower fuel costs of $20.9 million or 6%; Purchased power costs(1) increased $128.2 million; O&M expense increased $7.4 million or 3%; Lower depreciation expense of $17 million; and Interest expense decreased $21.2 million, or 21%. Notes: (1) Revenues include $30.9 million of capacity revenue related to PJM’s new regional pricing model. The capacity revenues are partially offset by $28.4 million in capacity expenses, which are accounted for in purchased power.

17 2007 Year End Earnings Review 2008 -2010 Capital Outlook Capital Expenditures $205 $145 $140 $0 $100 $200 $300 2008 2009 2010 2008 – 2010 Projected Total: $490 million

18 2007 Year End Earnings Review Reaffirmed 2008 and 2009 Earnings Guidance 2008 EPS Range from Continuing Operations $1.90 to $2.10 per diluted share - Based on 118 million diluted shares outstanding 2009 EPS Range from Continuing Operations $2.10 to $2.40 per diluted share - Based on 120 million diluted shares outstanding

2007 Year End Earnings Review February 22, 2008